                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 25, 2000


                                   eSOFT, INC.

             (Exact name of registrant as specified in its charter)



         DELAWARE                       00-23527                 84-0938960

(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)



                      295 INTERLOCKEN BOULEVARD, SUITE 500
                           BROOMFIELD, COLORADO 80021
                                 (303) 444-1600
    (Address and Telephone Number of Registrant's Principal Executive Office)

ITEM 5. OTHER EVENTS

     On September 25, 2000, eSoft, Inc. issued a press release, which is attached hereto as Exhibit 99.1.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    eSoft, Inc.



Date:  September 25, 2000           By: /s/ Jeffrey Finn
                                       -----------------------------------------
                                    Name:  Jeffrey Finn
                                    Title: President and Chief Executive Officer